                         WORLDCOM NETWORK SERVICES, INC

                    CLASSIC/TRANSCEND -TM- SWITCHED SERVICES

                                 AMENDMENT NO. 1

         This Amendment No. 1 is made this 30 day of November, 1998, by and between Logix Communications Corporation ("CUSTOMER") and WorldCom Network Services, Inc. ("WORLDCOM"), to those certain Program Enrollment Terms (the "PET") to that certain CLASSIC/TRANSCEND -TM- Telecommunications Services Agreement and more particularly described as TSA#LCC-980601 (the "TSA") made by and between Customer and WorldCom dated June, 1998. The parties agree that as of December 1, 1998, the Service Schedule attached to the TSA will be canceled in its entirety and superseded by the Service Schedule (the "AMENDED AND RESTATED SERVICE SCHEDULE") attached hereto. In the event of any conflict between the terms of the TSA or the PET and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA along with the PET, the Amended and Restated Service Schedule, the Amended and Restated Rate and Discount Schedule described herein and this Amendment No. 1 shall collectively be referred to as the "AGREEMENT".

         The parties agree for good and valuable consideration, intending legally to be bound, as follows:

A. SERVICE TERM. The parties agree to substitute Section 1 of the PET to read in its entirety as follows:

         1.       SERVICE TERM:

                  (A) This Agreement shall commence as of June 25, 1998 (the "EFFECTIVE DATE"), and shall continue through and include December 31, 2001 (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party.

                  (B) At any time during the Service Term, WorldCom agrees that Customer may elect to transition such Services being provided hereunder to other products and services then being offered, provided, Customer's commitments (whether revenue, minute or otherwise), if any, are transferred and applied in full under any new products or services.

B. SPECIAL RATE. The parties agree to substitute Section 5 of the PET to read in its entirety as follows:

         5. SPECIAL RATE: Notwithstanding anything to the contrary contained in the Amended and Restated Rate and Discount Schedule attached hereto, commencing with the

                                       Page 1 of 2
                                       CONFIDENTIAL

         Effective Date and continuing through the end of the Service Term, Customer will receive the special rate (the "SPECIAL RATE") shown below. The Special Rate will not be subject to the discount percentage set forth in the Amended and Restated Rate and Discount Schedule. All other rates will be as set forth in the Amended and Restated Rate and Discount Schedule.

         SWITCHED ACCESS Service (1+ and TOLL FREE) - Customer's Intrastate rate for 1+ and TOLL FREE calls within the State of Texas will be $0.1175.

C. DISCOUNT SCHEDULE/APPLICATION OF DISCOUNTS/RATES. Commencing with Customer's December, 1998 billing period (i.e., January, 1999 invoice), be parties agree to delete the Rate and Discount Schedule attached to the TSA in its entirety and replace said Schedule with the Amended and Restated Rate and Discount Schedule attached hereto.

D. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the TSA and the PET will remain in full force and effect throughout the Service Term and any extensions thereof.

         IN WITNESS WHEREOF the parties have entered into this Amendment No. 1 on the date first written above.

WORLDCOM NETWORK SERVICES, INC.         LOGIX COMMUNICATIONS CORPORATION

By:  /s/  Jim Foran                     By:  /s/  Thomas S. Orem
   ---------------------------             ---------------------------

Print Name:  JIM FORAN                  Print Name:  THOMAS S. OREM

Title:  REGIONAL SALES DIRECTOR         Title:  V.P. OPERATIONS FINANCE
     --------------------------               --------------------------

                                      Page 2 of 2
                                      CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.

                            CLASSIC SWITCHED SERVICES

                              AMENDED AND RESTATED
                           RATE AND DISCOUNT SCHEDULE

         This AMENDED AND RESTATED RATE AND DISCOUNT SCHEDULE is made by and between WorldCom Network Services, Inc. ("WORLDCOM") and Logix Communications Corporation ("CUSTOMER") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the Service Schedule. NOTE:
ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS AMENDED AND RESTATED RATE AND DISCOUNT SCHEDULE WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

                                                     I. RATES

(A)      TERMINATION SERVICE

--------------------------------------------------------------------------------------
            JURISDICTION                                       RATE PER MINUTE
--------------------------------------------------------------------------------------
INTERSTATE
-  Within the 48 contiguous United                          $0.0450 Day/Nonday
   States (excluding termination to
   SUPERSAVER and PREMIUM LATAs)
-  Within the 48 contiguous United                          $0.0375 Day/Nonday
   States (termination to SUPERSAVER
   LATAs on Schedule 1A)
-  Within the 48 contiguous United                          $0.0350 Day/Nonday
   States (termination to PREMIUM
   LATAs on Schedule 1B)
--------------------------------------------------------------------------------------
INTERSTATE Extended

- 48 contiguous United States to Hawaii                     $0.1108 Day/$0.0887 Nonday
- 48 contiguous United States to Alaska,                    $0.1120 Day/$0.0950 Nonday
  Puerto Rico and US Virgin Islands
--------------------------------------------------------------------------------------
INTRASTATE*                                                 SEE Schedule 2 (DEDICATED
                                                            ACCESS Service Rates)
--------------------------------------------------------------------------------------
INTERNATIONAL*
- 48 contiguous United States to                            SEE Schedule 5#
  International locations
  (excluding Canada and Mexico)
- 48 contiguous United States to                            SEE Schedule 3
  Canada
- 48 contiguous United States to Mexico                     SEE Schedule 3
--------------------------------------------------------------------------------------

*        NOT SUBJECT TO DISCOUNT.
# Based on Customer's Minimum Revenue Commitment described in the PET rounded down to the nearest level.

(B)      TOLL FREE ORIGINATION Service

--------------------------------------------------------------------------------------
            JURISDICTION                                          RATE PER MINUTE
--------------------------------------------------------------------------------------
INTERSTATE
- Within the 48 contiguous United                           $0.0525 Day/Nonday
  States (excluding origination
  from SUPERSAVER and PREMIUM LATAs)
- Within the 48 contiguous United                           $0.0450 Day/Nonday
  States (origination
--------------------------------------------------------------------------------------

                                       Page 1 of 5
                                       CONFIDENTIAL

--------------------------------------------------------------------------------------
  from SUPERSAVER LATAs on Schedule 1A)
- Within the 48 contiguous United                           $0.0425 Day/Nonday
  States (origination from PREMIUM
  LATAs on Schedule 13)
--------------------------------------------------------------------------------------
INTERSTATE Extended
- Hawaii to 48 contiguous United                            $0.1279 Day/$0.1110 Nonday
  States
- Alaska to 48 contiguous United                            $0.2457 Day/$0.2379 Nonday
  States
- Puerto Rico to 48 contiguous                              $0.1500 Day/$0.1465 Nonday
  United States
- US Virgin Islands to 48                                   $0.1899 Day/$0.1821 Nonday
  contiguous United States
--------------------------------------------------------------------------------------
INTRASTATE*                                                 SEE Schedule 2 (DEDICATED
                                                            ACCESS Service Rates)
--------------------------------------------------------------------------------------
INTERNATIONAL*
- Canada to 48 contiguous United                            SEE Schedule 3 (DEDICATED
  States                                                    ACCESS Service Rates)
--------------------------------------------------------------------------------------

*        NOT SUBJECT TO DISCOUNT.

(C)      SWITCHED ACCESS SERVICE

--------------------------------------------------------------------------------------
               JURISDICTION                                   RATE PER MINUTE
--------------------------------------------------------------------------------------
INTERSTATE (1+ and TOLL FREE)
- Within the 48 contiguous United States                    $0.0795 Day/Nonday
--------------------------------------------------------------------------------------
INTERSTATE (1+) Extended
- 48 contiguous United States to                            $0.1470 Day/$0.1219 Nonday
  Hawaii
- 48 contiguous United States to                            $0.1470 Day/$0.1300 Nonday
  Alaska, Puerto Rico and US Virgin Islands
- Hawaii to 48 contiguous United                            $0.1550 Day/$0.1470 Nonday
  States
- Hawaii to Alaska, Puerto Rico                             $0.1751 Day/$0.1581 Nonday
  and US Virgin Islands
--------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended*
- Hawaii to 48 contiguous United                            $0.1550 Day/$0.1470 Nonday
  States
- Alaska to 48 contiguous United                            $0.2728 Day/$0.2851 Nonday
  States
- Puerto Rico to 48 contiguous                              $0.1830 Day/$0.1783 Nonday
  United States
- US Virgin Islands to 48                                   $0.2170 Day/$0.2093 Nonday
  contiguous United States
--------------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE)*                              SEE Schedule 2
--------------------------------------------------------------------------------------
INTERNATIONAL*
- 48 contiguous United States to                            SEE Schedule 4#
  International locations
  (excluding Canada and Mexico)
- 48 contiguous United States to                            SEE Schedule 3
  Canada
- 48 contiguous United States to                            SEE Schedule 3
  Mexico
- Hawaii to certain International                           SEE Schedule 7
  locations
- Hawaii to Canada                                          SEE Schedule 3
- Hawaii to Mexico                                          SEE Schedule 3
--------------------------------------------------------------------------------------

*        NOT SUBJECT TO DISCOUNT.
# Based on Customer's Minimum Revenue Commitment described in the PET rounded down to the nearest level.

(D)      DEDICATED ACCESS SERVICE

--------------------------------------------------------------------------------------
               JURISDICTION                                      RATE PER MINUTE
--------------------------------------------------------------------------------------
INTERSTATE (1+)
-  Within the 48 contiguous United                          $0.0500 Day/Nonday
   States (excluding termination to
   DEDICATED SUPERSAVER LATAs)
--------------------------------------------------------------------------------------

                                          Page 2 of 5
                                          CONFIDENTIAL

---------------------------------------------------------------------------------------------
- Within the 48 contiguous United States (termination            $0.0400 Day/Nonday
  to DEDICATED SUPERSAVER LATAs on Schedule 1C)
---------------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE)
- Within the 48 contiguous United States (excluding              $.0525 Day/Nonday
  termination from DEDICATED SUPERSAVER LATAs)
- Within the 48 contiguous United States (termination            $.0475 Day/Nonday
  from DEDICATED SUPERSAVER LATAs on Schedule 1)
---------------------------------------------------------------------------------------------
INTERSTATE (1+) Extended
- 48 contiguous United States to Hawaii                          $0.1108 Day/$0.0887 Nonday
- 48 contiguous United States to Alaska, Puerto Rico             $0.1120 Day/$0.0950 Nonday
  and US Virgin Islands
---------------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended*
- Hawaii to 48 contiguous United States                          $0.1279 Day/$0.1110 Nonday
- Alaska to 48 contiguous United States                          $0.2457 Day/$0.2379 Nonday
- Puerto Rico to 48 contiguous United States                     $0.1500 Day/$0.1465 Nonday
- US Virgin Islands to 48 contiguous United States               $0.1899 Day/$0.1821 Nonday
---------------------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE)*                                   SEE Schedule 2
---------------------------------------------------------------------------------------------
INTERNATIONAL*
- 48 contiguous United States to International locations         SEE Schedule 5#
  (excluding Canada and Mexico)
- 48 contiguous United States to Canada                          SEE Schedule 3
- 48 contiguous United States to Mexico                          SEE Schedule 3
---------------------------------------------------------------------------------------------

*        NOT SUBJECT TO DISCOUNT.
# BASED ON CUSTOMER'S MINIMUM REVENUE COMMITMENT DESCRIBED IN THE PET ROUNDED DOWN TO THE NEAREST LEVEL.

(E)      TRAVEL CARD SERVICE

---------------------------------------------------------------------------------------------
                  JURISDICTION                                    RATE PER MINUTE
---------------------------------------------------------------------------------------------
BASIC INTERSTATE
- Within the 48 contiguous United States                         $0.1200 Day/Nonday
---------------------------------------------------------------------------------------------
BASIC INTERSTATE Extended
- 48 contiguous United States to Alaska, Hawaii,                 $0.1450 Day/Nonday
  Puerto Rico and US Virgin Islands
- Hawaii to 48 contiguous United States                          $0.1550 Day/$0.1470 Nonday
- Alaska to 48 contiguous United States                          $0.2728 Day/$0.2651 Nonday
- Puerto Rico to 48 contiguous United States                     $0.1830 Day/$0.1783 Nonday
- US Virgin Islands to 48 contiguous United States               $0.2170 Day/$0.2093 Nonday
---------------------------------------------------------------------------------------------
BASIC INTRASTATE*                                                SEE Schedule 2 (SWITCHED
                                                                 ACCESS Service Rates)
---------------------------------------------------------------------------------------------
BASIC INTERNATIONAL *
- 48 contiguous United States to International locations         SEE Schedule 4# (SWITCHED
  (excluding Canada and Mexico)                                  ACCESS Service Rates)
- 48 contiguous United States to Canada                          $0.1300 Day/Nonday
- 48 contiguous United States to Mexico                          SEE Schedule 3 (SWITCHED
                                                                 ACCESS Service Rates)
- Canada to 48 contiguous United States                          $0.2450 Day/Nonday
---------------------------------------------------------------------------------------------
ENHANCED                                                         SEE Schedule 6
---------------------------------------------------------------------------------------------

*        NOT SUBJECT TO DISCOUNT.

                                       Page 3 of 5
                                       CONFIDENTIAL

# BASED ON CUSTOMER'S MINIMUM REVENUE COMMITMENT DESCRIBED IN THE PET ROUNDED DOWN TO THE NEAREST LEVEL.

(F)      DIRECTORY ASSISTANCE

         (i)      Interstate Rate Per Call [NOT SUBJECT TO DISCOUNT]: $0.50.

         (ii)     Intrastate Rate Per Call [NOT SUBJECT TO DISCOUNT]: $0.60.

                                 II. DISCOUNTS

(A) For purposes of this Agreement, Customer's "Monthly Revenue" will be comprised of (i) Customer's gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) which shall include Customer's measured usage charges for International Toll Free Service (ITFS) and Universal International Free Phone Number Service (UIFN) from WorldCom (ii) the PICC Charge described in Section 16 of the Service Schedule (if billed directly to WorldCom by the LEC) (iii) three (3) times Customer's first $300,000 of Private Line Charges (as defined herein) from WorldCom, two
(2) times Customer's second $300,000 of Private Line Charges from WorldCom, and Customer's Private Line Charges from WorldCom in excess of $600,000. For purposes of this Subsection (A), Customer's "PRIVATE LINE CHARGES" will be comprised of Customer's monthly recurring private line Interexchange Service charges (i.e., both Domestic and International) PLUS Customer's Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an agreement for Frame Relay Services between WorldCom and Customer. Customer's Monthly Revenue will include any Deficiency Charges paid by Customer but will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WorldCom invoice as charges specifically mentioned in this Subsection (A).

(B) Commencing with the Effective Date and continuing through the end of the Service Term (INCLUDING any applicable extensions thereto), Customer's discount percentage (the "DISCOUNT") will be fifteen percent (15%).

                                 III. APPLICATION OF DISCOUNTS

(A) After determining Customer's applicable Discount percentage under Article II above, the applicable percentage will be applied to Monthly Revenues comprised of Customer's INTERSTATE (including Alaska, Hawaii, the United States Virgin Islands and Puerto Rico UNLESS otherwise noted herein) measured usage charges (which includes 1+ and Toll Free usage UNLESS otherwise noted herein).

(B) During the Service Term, accumulated credits derived from the applicable Discount will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "DISCOUNT PERIOD"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

                                        4 of 5
                                     CONFIDENTIAL

(C) Each Discount will result in the application of a credit obtained during the Discount Period to the WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, PROVIDED Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the TSA. Failure of Customer to comply with the foregoing provision shall entitle WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

         IN WITNESS WHEREOF, Customer has initialed this CLASSIC SWITCHED SERVICES Amended and Restated Rate and Discount Schedule on the date first written above.

LOGIX COMMUNICATIONS CORPORATION

Customer's Initials [ILLEGIBLE]
                    -----------
ATTACHMENTS:

         Schedule 1A                SUPERSAVER LATAs
         Schedule 1B                PREMIUM LATAs
         Schedule 1C                DEDICATED SUPERSAVER LATAs
         Schedule 2                 Intrastate Rates
         Schedule 3                 Canada and Mexico Rates; Canada and Mexico
                                    Rates from Hawaii
         Schedule 4                 SWITCHED ACCESS Service International Rates
         Schedule 5                 DEDICATED ACCESS Service International Rates
         Schedule 6                 ENHANCED TRAVEL CARD Service Rates
         Schedule 7                 Switched International Rates 1 + from Hawaii

                                        Page 5 of 5
                                       CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.

                      CLASSIC/TRANSCENDTM SWITCHED SERVICES

                              AMENDED AND RESTATED
                                SERVICE SCHEDULE

         THIS AMENDED AND RESTATED SERVICE SCHEDULE is made by and between WorldCom Network Services, Inc. ("WORLDCOM") and Logix Communications Corporation ("CUSTOMER") and is a part of their Telecommunication Services Agreement for Switched Services. Neither Customer nor WorldCom shall be obligated with respect to the Switched Services described below, nor any other condition of such Switched Services until Customer has submitted and WorldCom has accepted a Service Request with respect to the particular Switched Service. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Rate and Discount Schedule.

1. SWITCHED SERVICES: During the Service Term of the Agreement, WorldCom will provide the following Switched Services (all as more particularly described herein), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth in the applicable Rate and Discount Schedule attached herewith:

         (a) "TERMINATION SERVICE" which is WorldCom's termination of calls received from Customer's Service Interconnection(s).

         (b) "TOLL FREE ORIGINATION Service" which is the origination of Toll Free calls by WorldCom and the termination of such calls to Customer's Service Interconnection(s).

         (c) "SWITCHED ACCESS Service" which is the origination (via individual telephone -access lines) and termination of calls solely over facilities comprising the WorldCom network.

         (d) "DEDICATED ACCESS Service" which is the origination and termination of calls solely over facilities comprising the World Com network which origination or termination is via dedicated access lines.

         (e) "TRAVEL CARD Service" which is the origination (via Travel Card Toll Free number access) and termination of calls solely over facilities comprising the WorldCom network.

2.       SERVICE INTERCONNECTIONS:

         (a) In order to utilize (i) TERMINATION Service and TOLL FREE ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WorldCom network at one or more WorldCom designated locations ("WORLDCOM POP") must be established ("CARRIER SERVICE INTERCONNECTIONS"), and (ii) DEDICATED ACCESS Service, one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the World Com network at one or more World Com POP(s) must be established ("DEDICATED SERVICE INTERCONNECTIONS"). Each Carrier Service Interconnection and Dedicated Service Interconnection shall be comprised of


                                        Page 1 of 8
                                       CONFIDENTIAL
         one or more dedicated access circuits, as the case may be. Carrier Service Interconnections and Dedicated Service Interconnections are collectively referred to as "SERVICE INTERCONNECTIONS".

         (b) The circuit(s) comprising each Service Interconnection to a WorldCom POP shall be requested by Customer on the appropriate WorldCom Service Request. Each Service Request will describe (among other things) the WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WorldCom and recorded in Technical Information Sheets provided by WorldCom.

         (c) Once ordered, and unless otherwise provided for in this TSA, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WorldCom.

         (d) With respect to a Carrier Service interconnection, absent the automatic number identification ("ANI") of the calling party, Customer shall provide WorldCom with a written certification (the "Certification") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the World Com POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of World Com which requests shall not be made unilaterally by WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described in the applicable Rate and Discount Schedule. In the event WorldCom or any other third party requires an audit of WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to World Com or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify World Com for any liability World Com incurs in the event Customer's Certification is different than that determined by the audit.

         (e) With respect to Carrier Service Interconnections, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection over facilities subject to World Com's approval. With respect to Dedicated Service Interconnections, WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in World Com's F.C.C. Tariff No. 5, however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to WorldCom's approval. Service Interconnections shall only be comprised of D$1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WorldCom. If a Service Interconnection is proposed to be made via a local exchange carder, WorldCom will have the authority to direct Customer to utilize WorldCom's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from World Com. The monthly recurring


                                       Page 2 of 8
                                      CONFIDENTIAL
         charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

         (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WorldCom, such facilities will be provided on an individual case basis.

         (g) Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., both Carrier Service Interconnections and Dedicated Service Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS1 (or DS-1 equivalent circuit) of not less than an average of $1,500 per calendar month/billing period ("MINIMUM MONTHLY USAGE"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, WorldCom will charge and Customer will pay the difference between the number of DS-1s times the Minimum Monthly Usage (i.e., $1,500) and Customer's total Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("MINIMUM USAGE CHARGE"). WorldCom TERMINATION Service and TOLL FREE ORIGINATION Service minutes carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

                  Example: Assume Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP A is $3,500, Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP B is $4,500, and Customer's End User's actual Switched Services measured usage charges for 1 DS-1 comprising a Dedicated Service Interconnection at WorldCom POP C is $600. Customer would not be subject to a Minimum Usage Charge since Customer's actual Minimum Monthly Usage is $8,600 which exceeds Customer's Minimum Monthly Usage of $7,500 [5 x $1,500).

         (h) DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring $400 per DS-1 switch port installation charge, and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

3. FORECASTS: Before Customer's initial order for Switched Services, Customer shall provide World Com with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WorldCom to configure optimum network arrangements. In the event Customer's Switched Service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the WorldCom Network, WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide WorldCom with additional forecasts from time to time upon World Com's request which shall not be more frequent than once every three (3) months.
                                       Page 3 of 8
                                      CONFIDENTIAL

4. START OF SERVICE: Start of Service for the various Switched Services will occur as described below:

         ----------------------------------------------------------------------------------
               SERVICE                                            START OF SERVICE
         ----------------------------------------------------------------------------------
         TERMINATION Service                        Concurrently with the activation of
                                                    each circuit comprising Carrier
                                                    Service Interconnections relevant to
                                                    TERMINATION Service
         ----------------------------------------------------------------------------------
         TOLL FREE ORIGINATION Service              Concurrently with the activation of
                                                    each circuit comprising Carrier
                                                    Service Interconnections relevant to
                                                    TOLL FREE ORIGINATION Service
         ----------------------------------------------------------------------------------
         SWITCHED ACCESS Service                    ANI by ANI basis concurrently with the
                                                    activation of each ANI to be served,
                                                    and a TOLL FREE Number by TOLL FREE
                                                    Number basis concurrently with
                                                    activation of each TOLL FREE Number
         ----------------------------------------------------------------------------------
         DEDICATED ACCESS Service                   Concurrently with the activation of
                                                    each circuit comprising Dedicated
                                                    Service Interconnections
         ----------------------------------------------------------------------------------
         TRAVEL CARD Service                        Code by Code basis concurrently with
                                                    the activation of each Code
         ----------------------------------------------------------------------------------

5.       LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS

         -------------------------------------------------------------------------------------------------------
            SWITCHED SERVICE                        ORIGINATION FROM                         TERMINATION TO
         -------------------------------------------------------------------------------------------------------
         TERMINATION service                     Any Worldcom POP                       Any direct dialable
                                                                                        location worldwide
         -------------------------------------------------------------------------------------------------------
         TOLL FREE ORIGINATION Service           Locations in the 48 contiguous         Any customer
                                                 United States, Hawaii, Alaska, the     designated carrier
                                                 US Virgin Islands, Puerto Rico and     Service  Interconnection
                                                 Canada
         -------------------------------------------------------------------------------------------------------
         SWITCHED ACCESS (1+) Service            All equal access exchanges in the 48   Any direct dialable
                                                 contiguous United States  (except in   location worldwide
                                                 LATA 921-Fishers Island, New York)
                                                 and Hawaii
         -------------------------------------------------------------------------------------------------------
         SWITCHED ACCESS (Toll Free) Service     Locations in the 48 contiguous United  Locations in the 48
                                                 States, Hawaii, Alaska, the US         contiguous United
                                                 Virgin Islands, Puerto Rico            States and Hawaii
         -------------------------------------------------------------------------------------------------------
         DEDICATED ACCESS (1+) Service           Locations in the 48 contiguous         Any direct dialable
                                                 United States                          location worldwide
         -------------------------------------------------------------------------------------------------------
         DEDICATED ACCESS (Toll Free) Service    Locations in the 48 contiguous United  Any Customer designated
                                                 States, Hawaii, Alaska, the US         Dedicated Service
                                                 Virgin Islands, Puerto Rico            Interconnection
         -------------------------------------------------------------------------------------------------------
         BASIC TRAVEL CARD Service               Locations in the 48 contiguous United  Locations in the 48
                                                 States                                 contiguous United States,
                                                                                        Hawaii, Alaska, the US
                                                                                        Virgin Islands, Puerto
                                                                                        Rico and Canada
         -------------------------------------------------------------------------------------------------------
         BASIC TRAVEL CARD Services              Locations in Hawaii, Alaska, the       Locations in the 48
                                                 US Virgin Islands, Puerto Rico and     contiguous United
                                                 Canada                                 States
         -------------------------------------------------------------------------------------------------------
         BASIC TRAVEL CARD Service               Select International locations.        Locations in the 48
                                                                                        contiguous United States
         -------------------------------------------------------------------------------------------------------
         TRAVEL CARD Service - Enhanced          SEE Schedule 6 to the applicable Rate  SEE Schedule 6 to
         Features                                and Discount Schedule.                 the applicable Rate
                                                                                        and Discount Schedule.
         -------------------------------------------------------------------------------------------------------

6.       BILLING INCREMENTS:

         (A) Classic Service - (i) all calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge, (ii) California

                                           Page 4 of 8
                                          CONFIDENTIAL

         IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum, and
         (ii) calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

         (B) TRANSCEND-TM- Service - (i) all calls (excluding calls to International Locations, Canada and Mexico and calls from Canada) will be billed in six (6) second increments and subject to a six (6) second minimum charge, and (iii) calls to International Locations, Canada and Mexico and calls from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

         (C) All calls will be billed (i) utilizing Hardware Answer Supervision where available, and with respect to TOLL FREE Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WorldCom reserves the right to suspend TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

7. CDR MEDIA: WorldCom will provide Call Detail Records (CDRs) for WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR MEDIA"). CDR Media provided under this Section (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $150, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

        --------------------------------------------------------------------------------------
                     TYPE                         Total Contract                Non-Recurring
                                                      Value                      Installation
                                                                                    Charge
        --------------------------------------------------------------------------------------
         Daily CDR Media-Customer                   < $1,000,000                     $1,000
         provided hardware and software             $ 1,000,000+                     $1,000
        --------------------------------------------------------------------------------------
         Daily CDR Media-PC Solution                < $1,000,000                     $5,000
                                                    $ 1,000,000+                     $2,500
        --------------------------------------------------------------------------------------
         Sub-Daily CDR Media-Customer               < $1,000,000                     $1,000
         provided hardware and software             $ 1,000,000+                     $1,000
        --------------------------------------------------------------------------------------
         Sub-Daily CDR Media-PC                     < $1,000,000                     $5,000
         Solution                                   $ 1,000,000+                     $2,500
        --------------------------------------------------------------------------------------

8.       TOLL FREE NUMBERS:

         (a) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WorldCom, and if provided, will be subject to additional charges as set forth below and WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by World Com on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request,


                                       Page 5 of 8
                                      CONFIDENTIAL
         however, with respect to TRANSCENDS-TM- Service, WorldCom may charge
         Customer an SMS Storage fee for each TOLL FREE number.

         (b) Customer Request for Specific Numbers - $25 per individual TOLL FREE number.

         (c) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WorldCom under a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee (TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

9. ENHANCED TOLL FREE SERVICES: The following TOLL FREE identification services and routing options (collectively, "ENHANCED TOLL FREE SERVICES") are available from WorldCom:

         IDENTIFICATION SERVICES:

         i. Dialed Number Identification Service - identification of specific TOLL FREE number dialed.

         ii. Real-Time ANI - receipt of telephone number of calling party.

         TOLL FREE ROUTING OPTIONS:

         i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

         ii.        Call Area Selection - selection or blockage of

                    locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

         iii. Call Distributor Routing - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

         iv. Route Completion (Overflow) - overflow of TOLL FREE dedicated access traffic only to up to five (5) pre- defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

         v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

         vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

                                         Page 6 of 8
                                        CONFIDENTIAL

         vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

         viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer- specified holidays.

         ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

         Customer will receive the Identification Services described above at no charge. The minutes of use rates for TOLL FREE Routing Options described above (in addition to the TOLL FREE Routing Option Feature Charges described below) will be the same rates for SWITCHED ACCESS Service (TOLL FREE) and DEDICATED ACCESS Service (TOLL FREE), whichever is applicable, as described in the applicable Rate -band Discount Schedule excluding Route Completion (Overflow). If Customer selects Route Completion (Overflow) and Customer's traffic overflows from DEDICATED ACCESS Service (TOLL FREE) to SWITCHED ACCESS Service (TOLL
         FREE), Customer's minute of use rate will be the rate associated with SWITCHED ACCESS Service (TOLL FREE). The TOLL FREE Routing Option Feature Charges are as follows:

         INSTALLATION CHARGE: $50.00 PER feature; maximum of $250.00 per TOLL FREE number.

         CHANGE ORDER CHARGE: $50.00 PER feature; maximum of $250.00 per TOLL FREE number.

         MONTHLY RECURRING CHARGE: $25.00 PER feature; maximum of
         $150.00 per TOLL FREE number.

         EXPEDITE CHARGE: $500.00 (i.e., outside normal interval time of four (4) business days).

         Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

10. RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by WorldCom will be provided by WorldCom pursuant to WorldCom's F.C.C. Tariff No. 5.

11. AUTHORIZATION CODES FOR TRAVEL CARD SERVICE: WorldCom will supply Customer with authorization codes ("Codes") containing nine (9) or fourteen
(14) digits for use with a corresponding TOLL FREE Service number for origination and termination of TRAVEL CARD Service calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WorldCom reserves the right to deny access to any Code at any time.

12. INBOUND PORTION OF TRAVEL CARD SERVICE CALL: The inbound service portion of a TRAVEL CARD Service call (i.e., the TOLL FREE Service) must be provided by WorldCom.

13. ACCOUNTING CODES: For every billed telephone number (BTN) requested by Customer, whether verified or non-verified, Customer shall pay a monthly recurring charge of $15.

                                       Page 7 of 8
                                       CONFIDENTIAL

14. PAY PHONE SURCHARGE: In the event WorldCom is required to compensate payphone service providers (PSPs) for tollfree or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("PAYPHONE SURCHARGE"), WorldCom will charge and Customer agrees to pay WorldCom the amount of the Payphone Surcharge which is required to be paid by WorldCom.

15. RBOC TERMINATION/ORIGINATION: With respect to Classic Switched Services, following Start of Service for TERMINATION SERVICE, TOLL FREE ORIGINATION Service and/or DEDICATED ACCESS Service, Customer will maintain at least 80% of the minutes of traffic (during any calendar month or pro rata portion thereof) with respect to each of the above-mentioned ServiCes for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC TERMINATIONS/ORIGINATIONS") and subject to such RBOC's tariffed access charges. WorldCom shall have the right to apply a $0.020 per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed 20% of total monthly minutes for each of the following Services: TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service.

16. PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC): With respect to Classic Switched Services, WorldCom will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC CHARGE") which PICC Charge will be reasonably determined by WorldCom as of a date certain each month (the"PICC CHARGE DETERMINATION DATE") but only if WorldCom is directly billed by the LEC for such PICC Charge. Customer's PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which WorldCom is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This Section 16 will be deemed to include any other similar additional charges assessed by a LEC after the date of this Agreement. (i.e., charges for which WorldCom is not currently being assessed).

         IN WITNESS WHEREOF, Customer has initialed this CLASSIC/TRANSCENDTM SWITCHED SERVICES Amended and Restated Service Schedule on the date first written above.

LOGIX COMMUNICATIONS CORPORATION

Customer's Initials [ILLEGIBLE]
                    -----------
                                      Page 8 of 8
                                      CONFIDENTIAL